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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported):  June 27, 1995



                         Commission file number  1-7244



                        BALLY ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)



                    Delaware                                   36-2512405
     (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                        Identification No.)



    8700 West Bryn Mawr Avenue, Chicago, Illinois                 60631
    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (312) 399-1300





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                            Exhibit Index on Page 2
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                        BALLY ENTERTAINMENT CORPORATION
                                    FORM 8-K
                                 Current Report




     Item 5.     Other Events

                 On June 27 and June 28, 1995, the Registrant issued the press releases attached hereto as Exhibits 99.1 and 99.2, respectively, which press releases are incorporated herein by reference.


     Item 7.     Financial Statements and Exhibits

                 c.   Exhibits

                      99.1   News Release of Registrant dated June 27, 1995

                      99.2   News Release of Registrant dated June 28, 1995





                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                 BALLY ENTERTAINMENT CORPORATION
                                                 -------------------------------
                                                            Registrant


                                                        /s/ Lee S. Hillman
Date: June 29, 1995
                                                 -------------------------------
                                                          Lee S. Hillman
                                                 Executive Vice President, Chief
                                                 Financial Officer and Treasurer





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